SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2007


                                Youbet.com, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       0-26015                  95-4627253
 --------------                ---------------          ------------------
(State or other               (Commission File)          (I.R.S. Employer
jurisdiction of                    Number                  Identification No.)
incorporation)


          5901 De Soto Avenue, Woodland                         91367
           Woodland Hills, California
        ---------------------------------                   ------------
     (Address of principal executive offices)               (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

    On June 6, 2007, we entered into an amendment to our license and content agreement with ODS Technologies, L.P. and ODS Properties, Inc., or TVG.
The amendment ended our obligation under the agreement to pay fees to the National Thoroughbred Racing Association, or NTRA, on wagers from account subscribers located in certain states on races conducted at TVG-exclusive tracks. All other material terms of the agreement remain the same.

    Actual savings from this amendment are uncertain at this time. While we expect savings from this amendment, we expect to use some savings to continue to fund industry-related programs we deem mutually beneficial to us and the industry.

    The foregoing is a summary of the material terms of the amendment to our license and content agreement. As a summary, it does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment that is being filed with this report as Exhibit 10.2 and is incorporated herein by this reference.

Item 9.01.   Financial Statements and Exhibits.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Not Applicable.

             (d) Exhibit:

                  10.1 License and Content Agreement, dated as of May 18, 2001, by and between TVG and Youbet.com, Inc.
                        (incorporated by reference to Exhibit 10.27 to Youbet's Form 10-Q for the quarter ended June 30, 2001).

                  10.2 Amendment to License and Content Agreement, dated as of June 6, 2007, by and between TVG and Youbet.com, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         YOUBET.COM, INC.




Date: June 12, 2007                      By:  /s/ Gary W. Sproule
                                              ------------------------------
                                              Gary W. Sproule
                                              Chief Financial Officer

                                                                  Exhibit 10.2


                                    AMENDMENT
                                       To
                          License and Content Agreement


   THIS AMENDMENT, dated as of June 6, 2007 (this "Amendment"), is made and entered into by and between ODS Technologies, L.P. and ODS Properties, Inc. (individually or collectively, the "TVG Parties") and Youbet.com, Inc. ("UBET").

                              PRELIMINARY STATEMENTS

   This Amendment amends the License and Content Agreement, dated as of May 18, 2001, as amended and as modified by the Award of Arbitrator dated November 15, 2006 (the "Agreement"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.


   WHEREAS, the TVG Parties and UBET desire to amend the Agreement as set forth herein:


   NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree that effective June 1, 2007
(the "Effective Date"), the Agreement is hereby amended as follows:

   1. The parties hereby agree that Section 1.9 is hereby deleted from the Agreement, any and all references to "NTRA" are hereby deleted from the Agreement and, from and after the Effective Date, UBET shall not be required to pay NTRA fees pursuant to Section 4.2 (b) of the Agreement.

   2. Section 8.7 is hereby amended to substitute the following addresses for notice purposes for the TVG Parties and UBET:

                                            TVG
                                            6701 Center Drive West
                                            Suite 160
                                            Los Angeles, CA 90045
                                            Attn: General Counsel
                                            Telecopy No.: (310) 242-9501

                                            Youbet.com, Inc.
                                            5901 De Soto Avenue
                                            Woodland Hills, CA 91367
                                            Attn: General Counsel
                                            Telecopy No.: (818) 668-2101

   3. All other terms and provisions of the Agreement not herein specifically amended shall remain unchanged, and the Agreement, as amended, shall remain in full force and effect.

   4. Any press releases, announcements or communications regarding this Amendment and/or any transactions contemplated hereunder shall be mutually agreed upon by the TVG Parties and UBET.


   IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                               ODS TECHNOLOGIES, L.P.


                               By: /s/ David Nathanson
                                  ----------------------------------------
                                  David Nathanson
                                  General Manager


                              ODS PROPERTIES, INC.


                              By: /s/ David Nathanson
                                  ----------------------------------------
                                  David Nathanson
                                  General Manager


                              YOUBET.COM, INC.


                              By: /s/ Charles Champion
                                  ----------------------------------------
                                  Charles Champion
                                  Chairman and CEO